Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors
Citibank N.A., London Branch (the “Sponsor”)
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB

The Directors
Glenbeigh 2 Seller DAC (the “Interim Seller”)
3RD Floor Fleming Court
Fleming’s Place
Dublin 4

The Directors
Glenbeigh 2 Seller 2021-2 DAC (the “Seller”)
3RD Floor Fleming Court
Fleming’s Place
Dublin 4

The Directors
Glenbeigh 2 Issuer 2021-2 DAC (the “Issuer”)
3RD Floor Fleming Court
Fleming’s Place
Dublin 4

The Directors
Glenbeigh 2 Warehouse DAC (“Warehouse Seller”)
3RD Floor Fleming Court
Fleming’s Place
Dublin 4

Citibank Europe plc, UK Branch (the “Arranger” and the “Lead Manager”)
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB

and the Other Managers (as defined in the engagement letter)

14 September 2021
Dear Ladies and Gentlemen
Report of factual findings relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Transaction”).

1.	This AUP report is produced in accordance with the terms of our agreement dated 3 August 2021 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.
This AUP Report is addressed to the directors of the Interim Seller, the Sponsor, the Warehouse Seller, the Seller, the Issuer, the Arranger and the Lead Manager and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Transaction.

3.
It is the responsibility of the Interim Seller, the Sponsor, the Warehouse Seller, the Seller, the Issuer, the Arranger and the Lead Manager and the Other Managers (or Arranger or the Lead Manager on their behalf) to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

4.
It is the responsibility of the Sponsor to respond to the due diligence enquiries of the Arranger and the Lead Managers concerning servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and the Lead Manager to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.
6.
Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.
The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.
You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.
Additionally, the Interim Seller, the Seller or the Sponsor may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.  The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.
This AUP Report is solely for your use in connection with the purpose specified above and as set out in our engagement letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP
Chartered Accountants
London
14 September 2021

Appendix 1 to the AUP Report

In accordance with your instructions, the size of the sample (the “Selected Sample”) is to be based on statistical sampling techniques using the following criteria:
•	99% confidence level
•	0% expected error rate
•	1% maximum error rate

You have asked us to assume that the population of mortgage loans is homogeneous and the size of the resulting Selected Sample is 423. You have agreed the resultant calculated sample size as being sufficient and appropriate for the purposes of this engagement.
We selected a random sample of 423 mortgage loans (the “Primary Sample”) from an Excel file entitled GB2 RA Tape End of May v2.xlsb provided to us on 28 June 2021 which details a list of account numbers and various attributes covering the pool of mortgage loans as at the Cut Off Date. Furthermore, in accordance with your instructions, we selected an additional random sample of 20 Mortgage Loans (the “Additional Sample”) from the Extraction File to be used in substitution for any of the mortgage loans included in the Primary Sample that have redeemed or are currently undergoing rearrangement between the Cut- Off Date and the date we performed our testing.
For the purposes of the procedures:
•
the term “Mortgage account” or “Loan” is defined as the original advance together with any further advances. Where either an original or further advance has redeemed the Loan will be defined as all other advances that remain outstanding;

•	The term “Servicer” refers to Pepper (UK) Limited, who in the case of the Mortgage accounts or Loans that underpin the Transaction, act as the loan servicing company;

The term “Primary System” or “Loan System” in each case refers to the Servicer’s system of record namely ‘Caseman’. Within Caseman various screens are used such as ‘Contacts’ which includes borrower details, ‘Securities’ which includes property address and valuation information, ‘Account’ shows the amount advanced, interest rate and origination date, ‘Summary’ which includes details on the loan balance and arrears;

•	The term “Extraction File” refers to the “GB2 RA Tape End of May v2.xlsb” and “End of May Tape for Strats.xlsx” files;

•	The file “HPI Indexation.xlsx” contains monthly index values from 31/01/1996 to 31/05/2021 for the Dublin and Non-Dublin region; and

•
The term “TotalBalance” and “TotalArrear” refers to the data file “New Reconciliation.xlsx” which is a daily system download conducted on the 31 May 2021 detailing the current balance and arrears balance per the system as at cut-off.

We will not undertake any procedures to confirm compliance of the Mortgage Loans with your origination or valuation policies and procedures, and will not perform any procedures on data fields appearing in the Extraction File other than as referred to below.
We will perform the following tests in relation to each Mortgage Loan selected in the Primary Sample and report our findings, indicating as exceptions those items where amounts or attributes appearing on the Extraction File do not agree to the relevant source documents or an item otherwise fails a test as set out below, or indicating where we were unable to perform a test because the document was unavailable.
Test No.	Description of the Agreed-Upon Procedure	Results

1	Compare the New Account Number in the Extraction File to the “Legacy Account #” field in the system.	No exceptions noted.
2	We will agree the Account Balance in the Extraction File to the field shown in the TotalBalance column in the New Reconciliation file.	No exceptions noted.
3	We will agree the Arrears Balance in the Extraction File to the field shown in the TotalArrears column in the New Reconciliation file.	No exceptions noted.
4	Compare the Last Bill Amount in the Extraction File to the “Last/Next NMI” field in the system.	No exceptions noted.
5
We will agree the Days in Arrears shown in the Extraction File by dividing the TotalArrears field in the New Reconciliation file by “Last/Next NMI” field per the system and multiply by 30.5. We have not report as an exception if the Days in Arrears in the Extraction File agrees to within 0.01 of the recalculated Days in Arrears Amount.
No exceptions noted.
6	Compare the Balloon Amount in the Extraction File to the “Balance At Term” field in the system.	No exceptions noted.
7	Compare the Repayment Method in the Extraction File to the “Repayment Type” field in the system.	No exceptions noted.
8	Compare the Current Expiry Date in the Extraction File to the “Expiry Date” field in the system.	No exceptions noted.
9	Compare the Interest Rate in the Extraction File to the “Interest Rate” field in the system.	No exceptions noted.
10	Compare the Interest Rate Type in the Extraction File to the “Cur Base Rate” field in the system.	No exceptions noted.
11
We will agree the Indexed Valuation (Original) Amount shown in the Extraction File by dividing the Initial Independent Valuation field by the index value as at the original valuation date defined in the HPI Indexation file and then multiply by the index value as at 31 May 2021 defined in the HPI Indexation file.
No exceptions noted.
12
We will agree the Indexed Valuation Amount shown in the Extraction File by dividing the Latest Independent Valuation field by the index value as at the latest valuation date defined in the HPI Indexation file and then multiply by the index value as at 31 May 2021 defined in the HPI Indexation file.
No exceptions noted.